POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 29, 1996.
                                  --

                                             /s/Leonard Schnitzer
                                             -----------------------------------
                                             LEONARD SCHNITZER

























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                                       65

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 28 1996.
                                  --
                                                  /s/B.A. Rosen
                                                  ------------------------------
                                                  BARRY A. ROSEN

























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                                       66

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 29, 1996.
                                  --
                                                  /s/James W. Cruckshank
                                                  ------------------------------
                                                  JAMES W. CRUCKSHANK

























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                                       67

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 30, 1996.
                                  --

                                               /s/Carol Lewis
                                               ---------------------------------
                                               CAROL S. LEWIS

























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                                       68

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 29, 1996.
                                  --
                                                /s/K. Novack
                                                --------------------------------
                                                KENNETH M. NOVACK

























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                                       69

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 29, 1996.
                                  --
                                             /s/R.W. Philip
                                             -----------------------------------
                                             ROBERT W. PHILIP

























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                                       70

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 30, 1996.
                                  --
                                                  /s/Jean S. Reynolds
                                                  ------------------------------
                                                  JEAN S. REYNOLDS

























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                                       71

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 29, 1996.
                                  --

                                                  /s/Dori Schnitzer
                                                  ------------------------------
                                                  DORI SCHNITZER

























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                                       72

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 30, 1996.
                                  --

                                             /s/Gary Schnitzer
                                            ------------------------------------
                                            GARY SCHNITZER

























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                                       73

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 29, 1996.
                                  --

                                             /s/Manuel Schnitzer
                                             -----------------------------------
                                             MANUEL SCHNITZER

























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                                       74

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 31, 1996.
                                  --
                                                  /s/Robert S. Ball
                                                 -------------------------------
                                                  ROBERT S. BALL

























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                                       75

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 31, 1996.
                                  --

                                                  /s/William A. Furman
                                                  ------------------------------
                                                  WILLIAM A. FURMAN
























SSI025.PA

                                POWER OF ATTORNEY
                                   (Form 10-K)

     The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 30, 1996.
                                  --

                                             /s/Ralph R. Shaw
                                             -----------------------------------
                                             RALPH R. SHAW















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                                       77